UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2009
HARRIS STRATEX NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33278	20-5961564

(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

Address of principal executive offices	637 Davis Drive, Morrisville, NC 27560
Registrant’s telephone number, including area code: (919) 767- 3250
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-99.1

Item 2.02. Results of Operations and Financial Condition.
     On August 7, 2009, Harris Stratex Networks, Inc. (“Harris Stratex”) issued a press release announcing certain preliminary results of its operations for its fourth quarter of fiscal year 2009, which ended July 3, 2009.
     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
     The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference in response to this item.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
     The following exhibit is furnished herewith:
99.1 Press Release, issued by Harris Stratex Networks, Inc. on August 7, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS STRATEX NETWORKS, INC.
August 11, 2009	By:	/s/ Thomas L. Cronan, III
		Name:	Thomas L. Cronan, III
Senior Vice President and Chief Financial Officer